SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 6, 2000


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)




         Tennessee                     001-11421                61-0502302
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(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
        Incorporation)                                     Identification No.)


          100 Mission Ridge
     Goodlettsville, Tennessee                         37072
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(Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

On November 6, 2000, Dollar General Corporation (the "Company") issued a news release and held a conference call with respect to third quarter earnings and full year expectations. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      DOLLAR GENERAL CORPORATION
                                      (Registrant)



November 6, 2000                      By: /s/ Brian M. Burr
                                          -----------------
                                          Brian M. Burr
                                          Executive Vice President and
                                          Chief Financial Officer


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Exhibit Index

Exhibit No.                         Item

1.1      News Release Issued by Dollar General Corporation dated
         November 6, 2000.

1.2      Management comments from conference call held on November 6, 2000.